Exhibit 10.1
FOURTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
among
Apartment Investment and Management Company,
AIMCO Properties, L.P., and
AIMCO/Bethesda Holdings, Inc.,
as the Borrowers,
the Guarantors and
Pledgors named herein,
Bank of America, N.A.,
as Administrative Agent, Swing Line Lender
and L/C Issuer
and
The Other Financial
Institutions Party Hereto
Dated as of September 14, 2007
BANC OF AMERICA SECURITIES LLC
and
KEYBANC CAPITAL MARKETS
as Joint-Lead Arrangers
and
Joint Book Managers and Bookrunners

FOURTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
     This FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of September 14, 2007 and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda collectively referred to herein as “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and L/C Issuer, and the Lenders party hereto, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (the “Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005 (the “First Amendment”), as amended by that certain Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006 (the “Second Amendment”), and as amended by that certain Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 31, 2007 (“Third Amendment”) (the Credit Agreement as amended by the First Amendment, Second Amendment, Third Amendment and this Amendment is referred to herein as the “Amended Agreement”). Capitalized terms used in this Amendment shall have the meanings set forth in the Amended Agreement unless otherwise defined herein.
RECITALS
     WHEREAS, Borrowers desire to amend the Credit Agreement as more particularly set forth below;
     WHEREAS, pursuant to the Credit Agreement, the amendments set forth herein require the consent of the Required Lenders, and the Required Lenders have consented hereto by their execution of the Third Amendment;
     NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
          1.1 Amendment to Subsection 1.01. Defined Terms.
          A. Clause (iii) of the defined term “Interest Period” is deleted in its entirety and replaced with the following:
               “(iii) no Interest Period shall extend beyond the Revolving Commitment Termination Date, Term A Loan Maturity Date, or the Term B Loan Maturity Date, as applicable.”

          B. The following defined terms are deleted in their entirety and replaced with:
               “‘Applicable Percentage’ means, as of the date of determination:
                    (a) with respect to a Lender’s obligation to make Revolving Loans and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Revolving Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Revolving Commitment, by (z) the aggregate Revolving Commitments of all Lenders, and (ii) from and after the time that all Revolving Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the aggregate outstanding principal amount of such Lender’s Revolving Loans by (z) the aggregate outstanding principal amount of all Revolving Loans,
                    (b) with respect to a Lender’s obligations to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, (i) prior to the Revolving Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Revolving Commitment, by (z) the aggregate Revolving Commitments of all Lenders, and (ii) from and after the time that the Revolving Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the aggregate outstanding principal amount of such Lender’s Revolving Loans by (z) the aggregate outstanding principal amount of all Revolving Loans,
                    (c) (i) with respect to a Lender’s obligation to make a Term A Loans, the percentage obtained by dividing (x) such Lender’s Term A Loan Commitment, by (y) the aggregate amount of all Lenders’ Term A Loan Commitments, and (ii) with respect to a Lender’s right to receive payments of interest, fees and principal with respect to Term A Loans from and after the making of a Term A Loan, the percentage obtained by dividing (x) the aggregate outstanding amount of such Lender’s Term A Loan by (y) the aggregate outstanding amount of Term A Loans held by all Lenders,
                    (d) (i) with respect to a Lender’s obligation to make a Term B Loans, the percentage obtained by dividing (x) such Lender’s Term B Loan Commitment, by (y) the aggregate amount of all Lenders’ Term B Loan Commitments, and (ii) with respect to a Lender’s right to receive payments of interest, fees and principal with respect to Term B Loans from and after the making of a Term B Loan, the percentage obtained by dividing (x) the aggregate outstanding amount of such Lender’s Term B Loan by (y) the aggregate outstanding amount of Term B Loans held by all Lenders, and
                    (e) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 10.04), the percentage obtained by dividing (i) such Lender’s Revolving Commitment, plus such Lender’s portion of the Term Loan Amount, by (ii) the aggregate amount of Revolving Commitments of all Lenders, plus the Term Loan Amount; provided, however, that in the event the Revolving Commitments have been terminated or reduced to zero, the Applicable Percentage under this clause (e) shall be the percentage obtained by dividing (A) the outstanding principal amount of such Lender’s Revolving Loans, plus such Lender’s ratable portion of the outstanding Letters of Credit, plus such Lender’s portion of the Term Loan Amount by (B) the principal amount of all outstanding Revolving Loans, plus the aggregate amount of outstanding Letters of Credit, plus the Term Loan Amount.
                    (f) The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01A or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.”
               “‘Applicable Term Rate’ means the following percentages per annum based on whether that portion of the Term B Loan is a Eurodollar Rate Loan or a Base Rate Loan: (a) for a Eurodollar Rate Loan, 1.50%, and (b) for a Base Rate Loan, 0.25%.”
               “‘Interest Payment Date’ means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Revolving Commitment Termination Date, Term A Loan Maturity Date or the Term B Loan Maturity Date as applicable; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each month and the Revolving Commitment Termination Date, Term A Loan Maturity Date, or Term B Loan Maturity Date as applicable.”
               “‘Maturity Date’ means the later to occur of the Term A Loan Maturity Date, Term B Loan Maturity Date or the Revolving Commitment Termination Date.”
               “‘Term Loan Commitment’ means the Term A Loan Commitment and Term B Loan Commitment.”
          C. The following defined terms in Section 1.01 shall be inserted in the correct alphabetical location:
               “‘Applicable Term A Loan Rate’ means the following percentages per annum based on whether that portion of the Term A Loan is a Eurodollar Rate Loan or a Base Rate Loan: (a) for a Eurodollar Rate Loan, 1.375%, and (b) for a Base Rate Loan, 0%.”
               “‘Fourth Amendment’ means the Fourth Amendment to this Agreement, dated as of September 14, 2007, among the Borrowers, the Administrative Agent and the Lenders party thereto.”
               “‘Fourth Amendment Effective Date’ means the date all of the conditions to effectiveness set forth in Section 2 of the Fourth Amendment are satisfied.”
               “‘Term A Loan’ means a senior secured Term Loan advanced to Borrowers as set forth in Section 2.15(c).”
               “‘Term A Loan Commitment’ means, as to each Term Lender at any time, its obligations to make the Term A Loan to the Borrower pursuant to Section 2.15 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 1.01T, or the amount set forth in the Assignment and Assumption pursuant to which such Lender acquired a Term A Loan Commitment, as such amount may be adjusted from time to time. A Term Lender’s Term A Loan Commitment may be increased from time to time with its consent pursuant to Section 2.15. The Term A Loan Commitment of each Term A Loan Lender as of the Fourth Amendment Effective Date is set forth on Schedule 1.01T.”
               “‘Term A Loan Lender” means, collectively, each Lender holding a Term A Loan.”
               “‘Term A Loan Maturity Date’ means the later of (a) September 14, 2008 and (b) if the Term A Loan Maturity Date is extended pursuant to Section 2.16, such extended Term A Loan Maturity Date as determined pursuant to Section 2.16.
               “‘Term B Loan’ means any Term Loans outstanding prior to the Fourth Amendment Effective Date.”
               “‘Term B Loan Commitment’ means, as to each Term Lender at any time, its obligations to make a Term B Loan to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount on the Closing Date not to exceed such Term Lender’s portion of the Term Loan Amount or the amount set forth in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement and in an aggregate principal amount on or after the Increase Effective Date, not to exceed such Term Lender’s Term B Loan Commitments issued pursuant to Section 2.15. A Term Lender’s Commitment may be increased from time to time with its consent pursuant to Section 2.15.”
               “‘Term B Loan Maturity Date’ means, March 22, 2011.”
               “‘Tranche’ means with respect to any Loan, its character as a Revolving Loan, Term A Loan or Term B Loan.”
     1.2 Amendment to Section 2.05(a). Section 2.05(a) is deleted in its entirety and replaced with the following:
     “The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) and Tranche(s) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage (if any) of such prepayment. If such notice is given by the

Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the applicable Tranches of the Committed Loans of the Lenders indicated in such notices in accordance with their respective Applicable Percentages.”
     1.3 Amendment to Section 2.07(c). Section 2.07(c) is deleted in its entirety and replaced with:
          “(c) The Borrowers shall repay on the Term B Loan Maturity Date the aggregate principal amount of the Term B Loan outstanding on such date.”
     1.4 Amendment to Section 2.07. Section 2.07 is amended by adding subsection (d) to Section 2.07 as follows:
          “(d) The Borrowers shall repay on the Term A Loan Maturity Date the aggregate principal amount of the Term A Loan outstanding on such date.”
     1.5 Amendment to Section 2.08(a). Section 2.08(a) is deleted in its entirety and replaced with:
          “(a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan that is a Revolving Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Revolving Rate; (ii) each Eurodollar Rate Loan that is a portion of the Term B Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Term Rate; (iii) each Eurodollar Rate Loan that is a portion of the Term A Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Term A Loan Rate, (iv) each Base Rate Loan that is a Revolving Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Revolving Rate; (v) each Base Rate Loan that is a portion of the Term B Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Term Rate; (vi) each Base Rate Loan that is a portion of the Term A Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Term A Loan Rate, and (vii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Revolving Rate.”
     1.6 Amendment to Section 2.15. Section 2.15 is amended by adding the following as subsection (c):
               (c) New Commitments.

                         (i) Term A Loan. On the Fourth Amendment Effective Date each Term A Loan Lender severally agrees to fund its Applicable Percentage of the Term A Loan Commitments then outstanding.
                         (ii) Revolving Loans. On the Fourth Amendment Effective Date each of the Persons identified on Schedule 1.01R severally agrees to make Revolving Commitments in the amount set forth on Schedule 1.01R opposite such Person’s name in the column “Additional Revolving Commitments” (which Revolving Commitments shall be in addition to all outstanding Revolving Commitments in effect immediately prior to the Fourth Amendment Effective Date; such outstanding Revolving Commitments are set forth on Schedule 1.01R in the column “Existing Revolving Commitments”). The Borrowers shall prepay any Revolving Loans outstanding on the Fourth Amendment Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Revolving Commitments under this Section 2.15. Notwithstanding any provisions of this Agreement to the contrary, the Borrowers may borrow from the Lenders providing such increase in the Revolving Commitments (on a non pro rata basis with Lenders not providing such increase) in order to fund such prepayment. All Revolving Loans made pursuant to this subsection shall be subject to the procedures set forth in Section 2.01.”
     1.7 Addition of Section 2.16. Section 2.16 is hereby added to the Credit Agreement as follows:
          “2.16 Extension of Term A Loan Maturity Date.
               (a) Requests for Extension. The Borrowers may on a one-time basis, by notice to the Administrative Agent (who shall promptly notify the Term A Loan Lenders) not earlier than 120 days prior to, and not later than 60 days prior to, the Term A Loan Maturity Date then in effect hereunder (the “Existing Term A Loan Maturity Date”), cause each Term A Loan Lender to extend such Term A Loan Lender’s Existing Term A Loan Maturity Date for an additional one (1) year from the Existing Term A Loan Maturity Date and each Term A Loan Lender shall extend such Term A Loan Lender’s Term A Loan Maturity Date for an additional one (1) year from the Existing Term A Loan Maturity Date in accordance with this Section 2.16. Such extension shall be automatic if notice is given in accordance with this clause (a) and the conditions in clause (b) are satisfied.
               (b) Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Term A Loan Maturity Date pursuant to this Section shall not be effective with respect to the Term A Loan Lenders unless:
     (i) no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;
     (ii) to the knowledge of the Borrowers, the representations and warranties contained in this Agreement are true and correct, on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, only as of such specific date); and
     (iii) the Borrowers pay the Term A Loan Lenders an extension fee on the Existing Term A Loan Maturity Date in an amount equal to the product of (i) 0.125%, multiplied by (ii) the aggregate outstanding amount of Term A Loans at the time of the Existing Term A Loan Maturity Date.
               (c) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.”
     1.8 Addition of Schedule 1.01T. Schedule 1.01T attached hereto is hereby added to the Amended Agreement as Schedule 1.01T to the Amended Agreement.
     1.9 Waiver of Section 2.15. The Lenders hereby waive, in connection with the Term A Loan and Revolving Commitments contemplated under Section 2.15(c), the ten Business Day notice period required under Section 2.15(a)(i) and the Lender notification contemplated under Section 2.15(a)(ii).
Section 2. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective as of the Fourth Amendment Effective Date, at such time that all of the following conditions are satisfied:
          A. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, and (b) the Administrative Agent (in lieu of executing this Amendment, the Required Lenders provided to Administrative Agent their written consent to this Amendment by their execution of the Third Amendment and such consent has the same effect as if their respective signatures are attached hereto);
          B. Guarantors and the Borrowers and Subsidiaries of the Borrowers party to the Pledge Agreements as “Pledgors” (the “Pledgors”) shall have executed this Amendment with respect to Section 5;
          C. Administrative Agent and its counsel shall have received executed resolutions from Borrowers, Guarantors and Pledgors authorizing the entry into and performance of this Amendment and the Credit Agreement as amended, all in form and substance satisfactory to Administrative Agent and its counsel;
          D. Administrative Agent and its counsel shall have received an opinion from the counsel representing the Borrowers regarding the authorization and enforceability of the Fourth Amendment and the Loan Documents, all in form and substance satisfactory to Administrative Agent; and
          E. Borrowers shall have paid such fees owing pursuant to the Fee Letter, dated August 16, 2007, between Borrowers, Administrative Agent and Banc of America Securities LLC.

Section 3. BORROWERS’ REPRESENTATIONS AND WARRANTIES
     In order to induce the Lenders to consent to this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to Administrative Agent and to each Lender that the following statements are true, correct and complete:
     3.1 Corporate Power and Authority. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the Fourth Amendment Effective Date;
     3.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be. Except as disclosed on Schedule 3.2, the organizational documents of the Borrowers, Pledgors and Guarantors have not been modified in any material respect since the date of the Third Amendment.
     3.3 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement as of the Fourth Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment;
     3.4 No Conflict. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, does not and will not (i) violate any provision of any applicable material law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, the Organization Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement except as could not reasonably be expected to have a Material Adverse Effect, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Fourth Amendment Effective Date or except for such approvals or consents which, if not obtained, are not reasonably expected to result in a Material Adverse Effect;

     3.5 Governmental Consents. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings or recordings in respect of the Liens created pursuant to the Loan Documents and except as may be required, in connection with the disposition of any Collateral, by laws generally affecting the offering and sale of securities;
     3.6 Binding Obligation. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrowers and is enforceable against Borrowers, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
     3.7 Incorporation of Representations and Warranties From Credit Agreement. After giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
Section 4. MISCELLANEOUS
     4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.
          A. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
     4.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. The Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent’s counsel in connection with this Amendment concurrently with or promptly after the Fourth Amendment Effective Date.
     4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     4.4 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and Administrative Agent, and receipt by Borrowers and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.
     4.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties with respect to this amendment to the Credit Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.
     4.6 Governing law. This Amendment shall be governed by, and construed in accordance with, the law of the state of California.
Section 5. ACKNOWLEDGEMENT AND CONSENT
     A. Guarantors are party to that certain Continuing Guaranty, dated as of November 2, 2004, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Security Agreement (Securities) made by Borrowers and Security Agreement (Securities) made by certain other Pledgors, dated as of November 2, 2004, pursuant to which Pledgors have pledged the Collateral as security for the Indebtedness (as defined in the applicable Pledge Agreement).
     B. Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the “Guaranteed Obligations” (as defined in the applicable Guaranty) or the “Indebtedness” (as defined in the applicable Pledge Agreement), as the case may be, including without limitation the payment and performance of all such “Guaranteed Obligations” or “Indebtedness”, as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement (as amended hereby) and the Notes defined therein.
     C. Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and agrees that the Pledge

Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
     D. Each Guarantor and each Pledgor (other than the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Credit Agreement.
[Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

BORROWERS:	APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation
	By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership
By:	AIMCO-GP, INC.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

PLEDGORS (for purposes of Section 5 only):

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, as Pledgor
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership, as Pledgor
By:	AIMCO-GP, INC.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation, as Pledgor
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO/IPT, INC.,
a Delaware corporation,

NHP A&R SERVICES, INC.,
a Virginia corporation

NHP REAL ESTATE CORPORATION,
a Delaware corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

LAC PROPERTIES QRS II INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO LP LA, L.P., a Delaware limited partnership

By:	AIMCO LA QRS, Inc., a Delaware corporation
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its: Member

	By:	AIMCO-GP, Inc., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO GP LA, L.P., a Delaware limited partnership

By:	AIMCO-GP, INC., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P., a Delaware limited partnership,
Its:	General Partner

	By:	AIMCO-GP, INC., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIC REIT PROPERTIES LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO-GP, INC., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership

By:	AIMCO QRS GP, LLC, a Delaware limited liability company
Its:	General Partner

	By:	AIMCO Properties, L.P., a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P. a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware corporation

By:	Ambassador Florida Partners, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES SUB LLC, a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP I LLC a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

GUARANTORS (for purposes of Section 5 only):

AIMCO EQUITY SERVICES, INC.,
a Virginia corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

AIMCO-LP, INC.,
a Delaware corporation

AIMCO PROPERTIES FINANCE CORP.,
a Delaware corporation

AMBASSADOR I, INC.,
a Delaware corporation

AMBASSADOR VIII, INC.,
a Delaware corporation

ANGELES REALTY CORPORATION II,
a California corporation

CONCAP EQUITIES, INC.,
a Delaware corporation

NHP A&R SERVICES, INC.,
a Virginia corporation

NHPMN STATE MANAGEMENT, INC.,
a Delaware corporation

NHP MULTI-FAMILY CAPITAL CORPORATION,
a District of Columbia corporation

AIMCO-GP, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO IPLP, L.P., a Delaware limited partnership

By:	AIMCO/IPT, Inc., a Delaware corporation
Its:	General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P., a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc., a Delaware corporation,
Its:	General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ambassador Florida Partners Limited Partnership, a Delaware limited partnership
Its:	General Partner

	By:		Ambassador Florida Partners, Inc., a Delaware limited partnership
Its: General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership

By:	AIMCO QRS GP, LLC, a Delaware limited liability company,
Its:	General Partner

	By:	AIMCO Properties, L.P., a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P., a Delaware limited partnership
Its:	General Partner

	By:	AIMCO-GP, Inc., a Delaware corporation
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

GP-OP PROPERTY MANAGEMENT, LLC a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Member

	By:		AIMCO-GP, Inc., a Delaware corporation,
	Its:		General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

NHPMN MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc. a Delaware corporation,
Its:	General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

NHPMN MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO/Bethesda Holdings, Inc., a Delaware corporation,
Its:	Member

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

OP PROPERTY MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc., a Delaware corporation
Its:	Managing General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership
Its:	Member

	By:	AIMCO-GP, Inc., a Delaware corporation
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties GP I LLC, a Delaware limited liability company
Its:	General Partner

	By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership
	Its:	Managing Member

		By:	AIMCO GP LA, L.P., a Delaware limited partnership
		Its:	General Partner

			By:	AIMCO-GP, Inc., a Delaware corporation
			Its:	General Partner

				By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties QRS II Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA:

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kathleen M. Carry
	Name:	Kathleen M. Carry
	Title:	Vice President

(Fourth Amendment to Amended and Restated Senior Secured Credit Agreement)